                                                                    EXHIBIT 23.8

April 7, 1999

Florafax International, Inc.
8075 20th Street
Vero Beach, Florida 32966

Gentlemen:

     I hereby agree to become a director of Florafax International, Inc. (the "Company") upon completion of the Company's acquisition of Gerald Stevens, Inc. pursuant to that certain merger agreement dated as of December 9, 1998, as amended.

                                              /s/ STEVEN R. BERRARD

                                     -------------------------------------------
                                                  STEVEN R. BERRARD

                                                                    EXHIBIT 23.8

April 7, 1999

Florafax International, Inc.
8075 20th Street
Vero Beach, Florida 32966

Gentlemen:

     I hereby agree to become a director of Florafax International, Inc. (the "Company") upon completion of the Company's acquisition of Gerald Stevens, Inc. pursuant to that certain merger agreement dated as of December 9, 1998, as amended.

                                               /s/ THOMAS C. BYRNE

                                     -------------------------------------------
                                                   THOMAS C. BYRNE

                                                                    EXHIBIT 23.8

April 7, 1999

Florafax International, Inc.
8075 20th Street
Vero Beach, Florida 32966

Gentlemen:

     I hereby agree to become a director of Florafax International, Inc. (the "Company") upon completion of the Company's acquisition of Gerald Stevens, Inc. pursuant to that certain merger agreement dated as of December 9, 1998, as amended.

                                               /s/ GERALD R. GEDDIS

                                     -------------------------------------------
                                                  GERALD R. GEDDIS

                                                                    EXHIBIT 23.8

April 7, 1999

Florafax International, Inc.
8075 20th Street
Vero Beach, Florida 32966

Gentlemen:

     I hereby agree to become a director of Florafax International, Inc. (the "Company") upon completion of the Company's acquisition of Gerald Stevens, Inc. pursuant to that certain merger agreement dated as of December 9, 1998, as amended.

                                                /s/ KENNETH ROYER

                                     -------------------------------------------
                                                    KENNETH ROYER